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                                                                     EXHIBIT 4.1


                      [SPECIMEN COMMON STOCK CERTIFICATE]

                             [FACE OF CERTIFICATE]



NUMBER                                                 SHARES

                                                       COMMON STOCK

                                     [LOGO]

                         INCORPORATED UNDER THE LAWS OF
                             THE STATE OF DELAWARE

                                                       CUSIP 03113V 10 9

                                                       SEE REVERSE FOR
                                                       CERTAIN DEFINITIONS

This Certifies that                                         is the owner of

     FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

AMF Bowling, Inc. (hereinafter called the "Corporation"), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

[SEAL]

Dated:

/s/ Stephen E. Hare                               /s/ Douglas J. Strand
Executive Vice President, Treasurer               President and Chief
and Chief Financial Officer                       Executive Officer


                                    Countersigned and Registered:
                                    ChaseMellon Shareholder Services, L.L.C.

                                    By: _______________________________
                                        Authorized Signature
                                        Transfer Agent and Registrar


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                             [BACK OF CERTIFICATE]


AMF Bowling, Inc.


The Corporation will furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series thereof of the Corporation and the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made to the Corporation or the Transfer Agent.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM ? as tenants in common

TEN ENT ? as tenants by the entireties

JT TEN  ? as joint tenants with right of

TEN COM ? survivorship and not as tenants

TEN COM ? in common

UNIF GIFT MIN ACT ?   Custodian

          (Cust)                          (Minor)

         under Uniform Gifts to Minors

          Act

           (State)

Additional abbreviations may also be used though not in the above list.

For value received,the undersigned hereby sells, assigns and transfers unto


PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE
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(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)





  shares

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

  Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated

 (Signature)




 NOTICE:

THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:



THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.